Exhibit 10.3 PORTLAND GENERAL ELECTRIC COMPANY STOCK INCENTIVE PLAN Originally Effective March 31, 2006 (As Amended and Restated Effective July 27, 2021) 1. Purpose. The Portland General Electric Company Stock Incentive Plan, as amended and restated (the “Plan”), is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, directors and key employees of Portland General Electric Company (the “Company”) and its subsidiaries and Affiliates, by providing them with appropriate incentives and rewards in the form of rights to earn shares of the common stock of the Company (“Common Stock”) and cash equivalents. 2. Definitions. A listing of the defined terms utilized in the Plan is set forth in Appendix A. 3. Effective Date of Plan. The Plan was originally effective as of March 31, 2006, and was most recently amended and restated effective July 27, 2021. 4. Administration. (a) Committee. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board of Directors”) from among its members (which may be the Compensation and Human Resources Committee) and shall be comprised, solely of not less than two (2) members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) in respect of any “Grandfathered Awards” (as defined in Section 13), “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) to the extent the Board of Directors may direct in respect of Awards granted to the Chief Executive Officer and determining amounts payable under such Awards, non-employee directors who satisfy the standards of the New York Stock Exchange (the “NYSE”) and other applicable standards for an independent director. (b) Authority. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and, in its sole discretion, to make such determinations, valuations and interpretations and to take such action in connection with the Plan and any Awards (as hereinafter defined) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. (c) Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated, except in circumstances involving his or her

2 bad faith or willful misconduct. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, or of a subsidiary or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct. For purposes of this Plan, “Affiliate(s)” means any entity that controls, is controlled by or is under common control with the Company. (d) Delegation and Advisers. The Committee may delegate to one or more of its members, or to one or more employees or agents, such duties and authorities as it may deem advisable including the authority to make grants as permitted by applicable law, the rules of the Securities and Exchange Commission and any requirements of the NYSE, and the Committee, or any person to whom it has delegated duties or authorities as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or Affiliate whose employees have benefited from the Plan, as determined by the Committee. 5. Type of Awards. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, and (d) Stock Units (each as described below, and collectively, the “Awards”). Grandfathered Awards may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 13 hereof. 6. Participants. Participants will consist of (i) such officers and key employees of the Company and its subsidiaries and Affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan and (ii) each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Awards. 7. Grant Agreements. (a) Awards granted under the Plan shall be evidenced by an agreement (“Grant Agreement”) that shall provide such terms and conditions, as determined by the Committee in its sole discretion, provided, however, that in the event of any conflict between the provisions of the Plan and any such Grant Agreement, the provisions of the Plan shall prevail.

3 (b) The Grant Agreement will determine the effect on an Award of the disability, death, retirement, involuntary termination, termination for cause or other termination of employment or service of a participant and the extent to which, and the period during which, the participant’s legal representative, guardian or beneficiary may receive payment of an Award or exercise rights thereunder. If the relevant Grant Agreement does not provide otherwise, however, the following default rules shall apply: (i) vested Stock Option and Stock Appreciation Rights held by a participant shall be exercisable for a period of 90 days following the date the participant ceases to be an employee or director of the Company, its subsidiaries and Affiliates; (ii) unvested Stock Option, Stock Appreciation Rights, Restricted Stock Awards and Stock Units held by a participant shall be forfeited on the date the participant ceases to be an employee or director of the Company, its subsidiaries and Affiliates. (c) Subject to Section 13(e), the Committee, in its sole discretion, may modify a Grant Agreement, provided any such modification will not materially adversely affect the economic interests of the participant unless the Committee shall have obtained the written consent of the participant. Subject to Section 15, the Committee shall not have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price of less than “Fair Market Value” (as defined in Section 8(g)) in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders. (d) Notwithstanding any provision of the Plan or a Grant Agreement to the contrary, no dividends will be payable with respect to a share of Common Stock underlying an Award unless and until the Award vests in respect of such share of Common Stock. (e) Grant Agreements under the Plan need not be identical. 8. Stock Options. (a) Generally. At any time, the Committee may grant, in its discretion, awards of stock options that will enable the holder to purchase a number of shares of Common Stock from the Company, at set terms (a “Stock Option”). Stock Options may be incentive stock options (“Incentive Stock Options”), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options and/or Nonqualified Stock Options. Each Stock Option shall be subject to such terms and conditions, including vesting, consistent with the Plan as the Committee may provide in the Grant Agreement, subject to the following limitations: (b) Exercise Price. Each Stock Option granted hereunder shall have such per- share exercise price as the Committee may determine in the Grant Agreement, but such exercise price may not be less than “Fair Market Value” on the date the Stock Option is granted, except as provided in Section 11(c).

4 (c) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee and in accordance with any requirements established by the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant. In the discretion of the Committee and in accordance with any requirements established by the Committee, payment may also be made by (i) delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price or (ii) by means of consideration received under any cashless exercise procedure approved by the Committee (including the withholding of shares of Common Stock otherwise issuable upon exercise). (d) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee in the Grant Agreement. (e) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or of a “Parent Corporation” or “Subsidiary Corporation” (as defined in Sections 424(e) and (f) of the Code, respectively) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted in accordance with Section 8(g)) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten (10) years after the date it is granted. (f) Additional Limitations on Incentive Stock Options for Ten Percent Shareholders. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation, unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date of grant of such option. (g) Fair Market Value. For purposes of this Plan and any Awards granted hereunder, “Fair Market Value” shall be the closing price of the Common Stock on the relevant date (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradable on a national securities exchange or other market system, and if the Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock.

5 9. Stock Appreciation Rights. (a) Generally. At any time, the Committee may, in its discretion, grant stock appreciation rights with respect to Common Stock (“Stock Appreciation Rights”), including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant. A Stock Appreciation Right means a right to receive a payment in cash or in Common Stock of an amount equal to the excess of (i) the Fair Market Value of a share of Common Stock on the date the right is exercised over (ii) the Fair Market Value of a share of Common Stock on the date the right is granted, all as determined by the Committee. Each Stock Appreciation Right shall be subject to such terms and conditions, including vesting, as the Committee shall impose in the Grant Agreement. (b) Exercise Period. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee in the Grant Agreement. 10. Restricted Stock Awards. (a) Generally. At any time, the Committee may, in its discretion, grant Awards of Common Stock, subject to restrictions determined by the Committee (a “Restricted Stock Award”). Such Awards may include mandatory payment of any bonus in stock consisting of Common Stock issued or transferred to participants with or without other payments therefor and may be made in consideration of services rendered to the Company or its subsidiaries or Affiliates. A Restricted Stock Award shall be construed as an offer by the Company to the participant to purchase the number of shares of Common Stock subject to the Restricted Stock Award at the purchase price, if any, established therefore. (b) Payment of the Purchase Price. If the Restricted Stock Award requires payment therefor, the purchase price of any shares of Common Stock subject to a Restricted Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option. (c) Restrictions. Restricted Stock Awards shall be subject to such terms and conditions, including without limitation time based vesting and/or performance based vesting, restrictions on the sale or other disposition of such shares, and/or the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods, as the Committee determines appropriate. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. (d) Rights as a Shareholder. The Restricted Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to accrue dividends and to vote the shares.

6 11. Common Stock Available Under the Plan. (a) Basic Limitations. The aggregate number of shares of Common Stock that may be subject to Awards over the entire term of the Plan since its original effective date (subject to the remainder of this Section 11 and to Section 15) shall be 4,687,500, subject to any adjustments made in accordance with Section 15 hereof. The maximum number of shares of Common Stock that may be: (i) the subject of an Award with respect to any individual participant under the Plan during the term of the Plan shall not exceed 2,000,000 (subject to adjustments made in accordance with Section 15 hereof); (ii) covered by Awards issued under the Plan during a year shall be limited during the first calendar year of the Plan to 1,250,000 and during any year thereafter to 1% of the Company’s outstanding Common Stock at the beginning such year; and (iii) issued pursuant to Incentive Stock Options awarded under the Plan shall be 1,000,000. Shares of Common Stock issued under the Plan may, in whole or in part, be authorized but unissued shares or shares held in treasury that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. (b) Additional Shares. Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised and any shares of Common Stock subject to Restricted Stock Awards or Stock Units which are forfeited shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Awards may be granted to any individual participant under the Plan. Notwithstanding any provision of the Plan or a Grant Agreement to the contrary, shares of Common Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Stock Option or Stock Appreciation Right under the Plan, as well as any shares of Common Stock exchanged by a Participant or withheld by the Company or any Subsidiary Corporation to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under the Plan, and notwithstanding that a Stock Appreciation Right may be settled by the delivery of a net number of shares of Common Stock, the full number of shares of Common Stock underlying such Stock Appreciation Right shall not be available for subsequent Awards under the Plan. (c) Acquisitions. In connection with the acquisition of any business by the Company or any of its subsidiaries or Affiliates, any outstanding grants or awards of options, restricted stock or other equity-based compensation pertaining to such business may be assumed or replaced by Awards under the Plan upon such terms and conditions as the Committee

7 determines, including granting of Stock Options or Stock Appreciation Rights with an exercise price below Fair Market Value at the date of the replacement grant. 12. Stock Units. (a) Generally. The Committee may, in its discretion, grant “Stock Units” (as defined in Section 12(c)) to participants hereunder. Stock Units may be subject to such terms and conditions, including time based vesting and/or performance based vesting, as the Committee determines appropriate. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the Grant Agreement shall specify. Shares of Common Stock issued pursuant to this Section 12 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in Section 12(c)). (b) Settlement of Stock Units. Shares of Common Stock representing the Stock Units shall be distributed to the participant upon settlement of the Award pursuant to the Grant Agreement. (c) Definitions. A “Stock Unit” means a notional account representing one (1) share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units, in the discretion of the Committee. 13. Performance-Based Awards. (a) Generally. In the sole discretion of the Committee, any “Grandfathered Awards” granted under the Plan may be administered in a manner such that the Award qualifies for the performance-based compensation exemption of Section 162(m) of the Code (each, a “Performance-Based Award”). Notwithstanding any other provision of the Plan and except as determined by the Committee, any Grandfathered Award which is intended to qualify as a Performance-Based Award shall be subject to any additional limitations imposed under Section 162(m) of the Code that are requirements for qualification as a Grandfathered Award, and the Plan and Grant Agreement shall be deemed amended to the extent necessary to confirm to such requirements. A “Grandfathered Award” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder). (b) Modification of Performance-Based Awards. Subject to Section 15(b), with respect to any Performance-Based Awards, the Committee shall not revise any performance goal thereunder or increase the amount of compensation payable thereunder upon the attainment of such performance goal (in accordance with the requirements of Section 162(m) of the Code and the regulations thereunder). Notwithstanding the preceding sentence, (i) the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of

8 shares of Common Stock vested upon the attainment of such performance goal, and (ii) the Committee shall disregard or offset the effect of “Extraordinary Items” in determining the attainment of performance goals. For this purpose, “Extraordinary Items” means extraordinary, unusual and/or non-recurring items, including but not limited to, (i) regulatory disallowances or other adjustments, (ii) restructuring or restructuring-related charges, (iii) gains or losses on the disposition of a business or major asset, (iv) changes in regulatory, tax or accounting regulations or laws, (v) resolution and/or settlement of litigation and other legal proceedings or (vi) the effect of a merger or acquisition. 14. Foreign Laws. The Committee may grant Awards to individual participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 14 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law. 15. Adjustment Provisions. (a) Adjustment Generally. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividends or other changes in capital structure, an adjustment shall be made as provided below in (b) to each outstanding Award. (b) Modification of Awards. In the event of any change or distribution described in subsection (a) above, the Committee shall appropriately adjust the number of shares of Common Stock which may be issued pursuant to the Plan, the other limits on Common Stock issuable under the Plan under Section 11, and the number of shares covered by, and the exercise price of, each outstanding Award. (c) Notwithstanding the above, no adjustment to a Stock Option or Stock Appreciation Right shall be made under this Section 15 in a manner that will be treated under Section 409A of the Code as the grant of a new Stock Option or Stock Appreciation Right. 16. Nontransferability, Title and Other Restrictions. Except as otherwise specifically provided by the Committee in a Grant Agreement or modification of a Grant Agreement that provides for transfer, each Award granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Award granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in the Grant Agreement at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution.

9 17. Acceleration of Awards. (a) In order to preserve a participant’s rights under an Award in the event of a Change in Control of the Company or in the event of a fundamental change in the business condition or strategy of the Company, the Committee, in its sole discretion, may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the participant of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon such event, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect such event, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other adjustments in the Award as the Committee may consider equitable to the participant and in the best interests of the Company. Further, any Award shall be subject to such conditions as necessary to comply with federal and state securities laws, the performance based exception of Section 162(m) of the Code, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. (b) A “Change in Control” shall mean any of the following events: (i) Any person (as such term is used in Section 14(d) of the Exchange Act) becomes the “beneficial owner” (as determined pursuant to Rule 14d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company’s then outstanding voting securities; or (ii) During any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period (the “Incumbent Board”) cease to constitute at least a majority of the Board provided, however that any individual becoming a director subsequent to the beginning of such two (2)-year period whose election to the Board, or nomination for election to the Board by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs in connection with or as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents; or (iii) There occurs a consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing, directly or indirectly, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

10 (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions. (c) If all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change in Control event that is not a "change in control event" described in Treasury Regulation Section 1.409A-3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change in Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated. 18. Withholding. All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation or entity that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation or entity shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the applicable amount of tax to be withheld. 19. Employment. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or Affiliates as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan. 20. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be

11 made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. 21. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. 22. Duration, Amendment and Termination. The Plan shall terminate on March 31, 2024, but all outstanding Awards as of the date of termination shall remain in effect and the terms of the Plan shall apply until each such Award terminates as provided in the applicable Grant Agreement. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if such approval is required under the Code, the rules of a stock exchange, or any other applicable laws or regulations. 23. Award Deferrals. Participants may elect to defer receipt of shares of Common Stock or amounts payable under an Award in accordance with procedures established by the Committee. 24. Section 409A of the Code. The Plan as well as payments and benefits under the Plan are intended to be exempt from or, to the extent subject thereto, to comply with, Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. Each Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

12 25. Compliance with Securities Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity. 26. Certain Additional Considerations. (a) In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a participant may be permitted through the use of such an automated system. (b) If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan. (c) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or Grant Agreement or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any Grant Agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise). 27. Governing Law. This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the state of Oregon. Executed as of the 27th day of July, 2021. PORTLAND GENERAL ELECTRIC COMPANY By: /S/ Anne Mersereau Name: Anne F. Mersereau Title: Vice President, Human Resources, Diversity, Equity & Inclusion

13 Appendix A Index of Defined Terms Term Section Where Defined Affiliate(s) 4(c) Awards 5 Board of Directors 4(a) Change in Control 17(b) Code 4(a) Committee 4(a) Common Stock 1 Company 1 Dividend Equivalent Right 12(c) Exchange Act 4(a) Fair Market Value 8(g) Grandfathered Award 13(a) Grant Agreement 7(a) Incentive Stock Options 8(a) Incumbent Board 7(b) Nonqualified Stock Options 8(a) Parent Corporation 8(e) Performance-Based Award 13 Plan 1 Restricted Stock Award 10(a) Stock Appreciation Rights 9(a) Stock Option 8(a) Stock Unit 12(c) Subsidiary Corporation 8(e)